Effective May 29, 2013
the Companys name changed
to CGG.


AMERICAN DEPOSITARY
SHARES
Each American Depositary
Share
represents onedeposited
Share

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
NOMINAL VALUE EURO 2.00
EACH OF
COMPAGNIE GENERALE DE
GEOPHYSIQUEVERITAS
INCORPORATED UNDER THE
LAWS
OF THE REPUBLIC OF FRANCE
The Bank of New York, as
depositary hereinafter
called the
Depositary, hereby
certifies that , or
registered assigns IS THE
OWNER
OF
AMERICAN DEPOSITARY
SHARES
representing deposited
ordinary
shares herein called
Shares of
Compagnie Generale de
GeophysiqueVeritas, a
societe
anonyme organized under
the laws
of the Republic of France
herein
called the Company.  At
the date
hereof, each American
Depositary
Share represents onefifth
of one
Share deposited or
subject to deposit
under the Deposit
Agreement as such
term is hereinafter
defined at the
Paris, France office of
any of Credit
Agricole Indosuez, BNP
Paribas,
Banque Worms, Societe
Generale or
Credit Lyonnais each
herein called
the Custodian.  The
Depositarys
Corporate Trust Office is
located at a
different address than
its principal
executive office.  Its
Corporate Trust
Office is located at 101
Barclay
Street, New York, N.Y.
10286, and
its principal executive
office is
located at 48 Wall
Street, New York,
N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286
1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is
one of an issue herein
called
Receipts, all issued and
to be issued
upon the terms and
conditions set
forth in the amended and
restated
deposit agreement, dated
as of
January 11, 2007 herein
called the
Deposit Agreement, by and
among
the Company, the
Depositary, and all
Owners and Holders from
time to
time of American
Depositary Shares
issued thereunder, each
of whom by
accepting American
Depositary
Shares or any beneficial
interest
therein agrees to become
a party
thereto and become bound
by all the
terms and conditions
thereof.  The
Deposit Agreement sets
forth the
rights of Owners and
Holders and
the rights and duties of
the
Depositary in respect of
the Shares
deposited thereunder and
any and all
other securities,
property and cash
from time to time
received in respect
of such Shares and held
thereunder
such Shares, securities,
property, and
cash are herein called
Deposited
Securities.  Copies of
the Deposit
Agreement are on file at
the
Depositarys Corporate
Trust Office
in New York City and at
the office
of the Custodian.
The statements made on
the face and
reverse of this Receipt
are summaries
of certain provisions of
the Deposit
Agreement and are
qualified by and
subject to the detailed
provisions of
the Deposit Agreement, to
which
reference is hereby made.
Capitalized terms defined
in the
Deposit Agreement and not
defined
herein shall have the
meanings set
forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
Upon surrender at the
Corporate
Trust Office of the
Depositary of
American Depositary
Shares for the
purpose of withdrawal of
the
Deposited Securities
represented by
the American Depositary
Shares
evidenced by this
Receipt, and upon
payment of the fee of the
Depositary
for the surrender of
Receipts as
provided in this Receipt,
and subject
to the terms and
conditions of the
Deposit Agreement, the
Owner of
those American Depositary
Shares is
entitled to the transfer
of the
Deposited Securities to
an account in
the name of such Owner,
or such
name as shall be
designated by such
Owner, maintained by the
Company
or its agent for
registration and
transfer of Shares in the
case of
Shares in registered
form, or
maintained by an
accredited financial
institution in the case
of Shares in
bearer form, of the
Deposited
Securities at the time
represented by
the American Depositary
Shares for
which this Receipt is
issued.  Such
delivery will be made at
the option
of the Owner hereof,
either at the
office of the Custodian
or at the
Corporate Trust Office of
the
Depositary, provided that
the
forwarding of
certificates for Shares
or other Deposited
Securities for
such delivery at the
Corporate Trust
Office of the Depositary
shall be at
the risk and expense of
the Owner
hereof.
In the event any such
delivery of
Deposited Securities
would
otherwise require
delivery of
fractional Deposited
Securities, the
Depositary may sell the
amount of
Deposited Securities
corresponding
to the aggregate of such
fractions
and distribute the net
proceeds, all in
the manner and subject to
the
conditions described in
Section 4.1
of the Deposit Agreement.
3.	TRANSFERS,
SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
Transfer of American
Depositary
Shares may be registered
on the
books of the Depositary
upon i in the
case of certificated
American
Depositary Shares
surrender of
American Depositary
Shares, by the
Owner hereof in person or
by a duly
authorized attorney,
properly
endorsed or accompanied
by proper
instruments of transfer
or ii in the
case of uncertificated
American
Depositary Shares,
receipt from the
Owner of a proper
instruction
including, for the
avoidance of
doubt, instructions
through DRS and
Profile as provided in
Section 2.10 of
the Deposit Agreement
and, in either
case, upon compliance
with any
applicable restrictions
on transfer
thereof, and duly stamped
as may be
required by the laws of
the State of
New York and of the
United States
of America and
accompanied by
funds sufficient to pay
any
applicable transfer taxes
and the
expenses of the
Depositary and upon
compliance with such
regulations, if
any, as the Depositary
may establish
for such purpose.  This
Receipt may
be split into other such
Receipts, or
may be combined with
other such
Receipts into one
Receipt,
evidencing the same
aggregate
number of American
Depositary
Shares as the Receipt or
Receipts
surrendered.  The
Depositary, upon
surrender of a Receipt
for the
purpose of exchanging for
uncertificated American
Depositary
Shares, shall cancel that
Receipt and
send the Owner a
statement
confirming that the Owner
is the
Owner of uncertificated
American
Depositary Shares.  The
Depositary,
upon receipt of a proper
instruction
including, for the
avoidance of
doubt, instructions
through DRS and
Profile as provided in
Section 2.10 of
the Deposit Agreement
from the
Owner of uncertificated
American
Depositary Shares for the
purpose of
exchanging for
certificated American
Depositary Shares, shall
execute and
deliver to the Owner a
Receipt
evidencing those American
Depositary Shares.  As a
condition
precedent to the
delivery, registration
of transfer, or surrender
of any
American Depositary
Shares or
splitup or combination of
any
Receipt, the delivery of
any
distribution thereon, or
withdrawal
of any Deposited
Securities, the
Company, Depositary,
Custodian or
Registrar may require
payment from
the depositor of the
Shares or the
presenter of the Receipt
of a sum
sufficient to reimburse
it for any tax
or other governmental
charge and
any stock transfer,
registration, or
conversion fee with
respect thereto
including any such tax,
charge or fee
with respect to Shares
being
deposited or withdrawn
and
payment of any fees of
the
Depositary as provided in
this
Receipt, may require the
production
of proof satisfactory to
it as to the
identity and genuineness
of any
signature and may also
require
compliance with any
regulations the
Depositary may establish
consistent
with the provisions of
the Deposit
Agreement or this
Receipt, including,
without limitation, this
Article 3.
The delivery of American
Depositary
Shares against deposit of
Shares
generally or against
deposits of
particular Shares may be
suspended,
or the transfer of
American
Depositary Shares in
particular
instances may be refused,
or the
registration of transfer
of
outstanding American
Depositary
Shares generally may be
suspended,
during any period when
the transfer
books of the Company, the
Depositary or any
Registrar are
closed, or if any such
action is
deemed necessary or
advisable by
the Depositary or the
Company at
any time or from time to
time
because of any
requirement of law or
of any government or
governmental
body or commission, or
under any
provision of the Deposit
Agreement,
or for any other reason,
subject to the
provisions of the
following sentence.
Notwithstanding anything
to the
contrary in the Deposit
Agreement or
this Receipt, the
surrender of
outstanding American
Depositary
Shares and withdrawal of
Deposited
Securities may not be
suspended
subject only to i
temporary delays
caused by closing the
transfer books
of the Depositary or the
Company or
the deposit of Shares in
connection
with voting at a
shareholders
meeting or the payment of
dividends, ii the payment
of fees,
taxes and similar charges
and
iii compliance with any
U.S. or
foreign laws or
governmental
regulations relating to
the American
Depositary Shares or to
the
withdrawal of the
Deposited
Securities.  Without
limitation of the
foregoing, the Depositary
shall not
knowingly accept for
deposit under
the Deposit Agreement any
Shares or
rights required to be
registered under
the provisions of the
Securities Act
of 1933, unless a
registration
statement is in effect as
to such
Shares.  The Depositary
will comply
with written instructions
from the
Company requesting that
the
Depositary not accept for
deposit
hereunder any Shares or
rights
identified in such
instructions in
order to facilitate the
Companys
compliance with
securities laws of
the United States or any
State
thereof or of The
Republic of France.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental
charge shall become
payable with
respect to any American
Depositary
Shares or any Deposited
Securities
represented by any
American
Depositary Shares, such
tax or other
governmental charge shall
be payable
by the Owner or Holder
hereof to the
Depositary.  The
Depositary may
refuse to register any
transfer of
American Depositary
Shares or any
withdrawal of Deposited
Securities
represented by those
American
Depositary Shares until
such
payment is made, and may
withhold
any dividends or other
distributions,
or may sell for the
account of the
Owner or Holder hereof
any part or
all of the Deposited
Securities
represented by those
American
Depositary Shares, and
may apply
such dividends or other
distributions
or the proceeds of any
such sale in
payment of such tax or
other
governmental charge and
any taxes
or expenses arising out
of such sale,
and the Owner or Holder
hereof shall
remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing
Shares
under the Deposit
Agreement shall
be deemed thereby to
represent and
warrant, in addition to
such
representations and
warranties as
may be required pursuant
to Section
2.2 of the Deposit
Agreement, that
such Shares are validly
issued, fully
paid, and nonassessable
and that the
person making such
deposit is duly
authorized so to do.
Every such
person shall also be
deemed to
represent that such
Shares and
American Depositary
Shares
representing such Shares
would not
be Restricted Securities.
Such
representations and
warranties shall
survive the deposit of
Shares and
issuance of American
Depositary
Shares.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting
Shares for
deposit or any Owner or
Holder of
American Depositary
Shares may be
required from time to
time to file
with the Depositary or
the Custodian
such proof of citizenship
or
residence, exchange
control approval,
legal or beneficial
ownership of
Receipts, Deposited
Securities or
other securities,
compliance with all
applicable laws or
regulations, or
such information relating
to the
registration on the books
of the
Company or the appointed
agent of
the Company for transfer
and
registration of Shares,
if applicable,
to execute such
certificates and to
make such representations
and
warranties, as the
Depositary may
deem necessary or proper.
The
Depositary may withhold
the
delivery or registration
of transfer of
any American Depositary
Shares or
the distribution of any
dividend or
sale or distribution of
rights or of the
proceeds thereof or the
delivery of
any Deposited Securities
until such
proof or other
information is filed or
such certificates are
executed or such
representations and
warranties made.
No Share shall be
accepted for
deposit unless
accompanied by
evidence satisfactory to
the
Depositary that any
necessary
approval has been granted
by any
governmental body in
France which
is then performing the
function of
the regulation of
currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees
and reasonable expenses
of the
Depositary and those of
any
Registrar only in
accordance with
agreements in writing
entered into
between the Depositary
and the
Company from time to
time.  The
Depositary shall present
detailed
statements for such
expenses to the
Company at least once
every three
months.  The charges and
expenses
of the Custodian are for
the sole
account of the
Depositary.
The following charges to
the extent
permitted by applicable
law or the
rules of any securities
exchange on
which the American
Depositary
Shares are admitted for
trading shall
be incurred by any party
depositing
or withdrawing Shares or
by any
party surrendering
American
Depositary Shares or to
whom
American Depositary
Shares are
issued including, without
limitation,
issuance pursuant to a
stock dividend
or stock split declared
by the
Company or an exchange of
stock
regarding the American
Depositary
Shares or Deposited
Securities or a
delivery of American
Depositary
Shares pursuant to
Section 4.3 of the
Deposit Agreement,
whichever
applicable 1 taxes and
other
governmental charges, 2
such
registration fees as may
from time to
time be in effect for the
registration
of transfers of Shares
generally on
the share register of the
Company or
if applicable the
appointed agent of
the Company for transfer
and
registration of Shares
and applicable
to transfers of Shares to
or from the
name of the Depositary or
its
nominee or the Custodian
or its
nominee on the making of
deposits
or withdrawals under the
terms of
the Deposit Agreement, 3
such cable,
telex and facsimile
transmission
expenses as are expressly
provided in
the Deposit Agreement, 4
such
expenses as are incurred
by the
Depositary in the
conversion of
Foreign Currency pursuant
to
Section 4.5 of the
Deposit
Agreement, 5 a fee not in
excess of
5.00 per 100 American
Depositary
Shares or portion thereof
for the
delivery and for the
surrender of
American Depositary
Shares
pursuant to Sections 2.3,
4.3, 4.4, 2.5
and 6.2 of the Deposit
Agreement,
respectively, 6 a fee not
in excess of
0.02 per American
Depositary Share
or portion thereof for
any cash
distribution pursuant to
Sections 4.1
through 4.4 of the
Deposit
Agreement and 7 a fee for
the
distribution of
securities pursuant to
Section 4.2 of the
Deposit
Agreement, such fee being
in an
amount equal to the fee
for the
execution and delivery of
American
Depositary Shares
referred to above
which would have been
charged as a
result of the deposit of
such
securities for purposes
of this clause
7 treating all such
securities as if they
were Shares but which
securities are
instead distributed by
the Depositary
to Owners.  No fee will
be charged
by the Depositary to any
Owner or
Holder in connection with
such
Owners or Holders
exercise of
voting rights relating to
any Shares
underlying the American
Depositary
Shares.
The Depositary, subject
to Article 8
hereof, may own and deal
in any
class of securities of
the Company
and its affiliates and in
American
Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.
The Depositary may issue
American
Depositary Shares against
delivery
by the Company or any
agent of the
Company recording Share
ownership
of rights to receive
Shares from the
Company or any such agent
of the
Company.  No such issue
of
American Depositary
Shares will be
deemed a PreRelease that
is subject
to the restrictions of
the following
paragraph.
Unless requested in
writing by the
Company to cease doing
so, the
Depositary may,
notwithstanding
Section 2.3 of the
Deposit
Agreement, deliver
American
Depositary Shares prior
to the receipt
of Shares pursuant to
Section 2.2 of
the Deposit Agreement
PreRelease.
The Depositary may,
pursuant to
Section 2.5 of the
Deposit
Agreement, deliver Shares
upon the
surrender of American
Depositary
Shares that have been
PreReleased,
whether or not such
cancellation is
prior to the termination
of such
PreRelease or the
Depositary knows
that such American
Depositary
Shares have been
PreReleased.  The
Depositary may receive
American
Depositary Shares in lieu
of Shares in
satisfaction of a
PreRelease.  Each
PreRelease will be a
preceded or
accompanied by a written
representation and
agreement from
the person to whom
American
Depositary Shares or
Shares are to be
delivered the PreReleasee
that the
PreReleasee, or its
customer, i owns
the Shares or American
Depositary
Shares to be remitted, as
the case
may be, ii assigns all
beneficial right,
title and interest in
such Shares or
American Depositary
Shares, as the
case may be, to the
Depositary in its
capacity as such and for
the benefit
of the Owners, and iii
will not take
any action with respect
to such
Shares or American
Depositary
Shares, as the case may
be, that is
inconsistent with the
transfer of
beneficial ownership
including,
without the consent of
the
Depositary, disposing of
such Shares
or American Depositary
Shares, as
the case may be, other
than in
satisfaction of such
PreRelease, b at
all times fully
collateralized with
cash, U.S. government
securities or
such other collateral as
the
Depositary determines, in
good faith,
will provide
substantially similar
liquidity and security, c
terminable
by the Depositary on not
more than
five 5 business days
notice, and d
subject to such further
indemnities
and credit regulations as
the
Depositary deems
appropriate.  The
number of Shares not
deposited but
represented by American
Depositary
Shares outstanding at any
time as a
result of PreReleases
will not
normally exceed thirty
percent 30 of
the Shares deposited
under the
Deposit Agreement
provided,
however, that the
Depositary
reserves the right to
disregard such
limit from time to time
as it deems
reasonably appropriate,
and may,
with the prior written
consent of the
Company, change such
limit for
purposes of general
application.  The
Depositary will also set
dollar limits
with respect to
PreRelease
transactions to be
entered into
hereunder with any
particular
PreReleasee on a
casebycase basis as
the Depositary deems
appropriate.
For purposes of enabling
the
Depositary to fulfill its
obligations to
the Owners under the
Deposit
Agreement, the collateral
referred to
in clause b above shall
be held by the
Depositary as security
for the
performance of the
PreReleasees
obligations to the
Depositary in
connection with a
PreRelease
transaction, including
the
PreReleasees obligation
to deliver
Shares or American
Depositary
Shares upon termination
of a
PreRelease transaction
and shall not,
for the avoidance of
doubt,
constitute Deposited
Securities
hereunder.
The Depositary may retain
for its
own account any
compensation
received by it in
connection with the
foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and
every successive Owner
and Holder
of this Receipt by
accepting or
holding the same consents
and
agrees, that title to
this Receipt when
properly endorsed or
accompanied
by proper instruments of
transfer and
transferred in accordance
with the
terms of the Deposit
Agreement,
including without
limitation Sections
2.4 and 2.6 thereof, is
transferable as
certificated registered
securities
under the laws of New
York.
American Depositary
Shares not
evidenced by Receipts
shall be
transferable as
uncertificated
registered securities in
accordance
with the laws of the
State of New
York provided, however,
that the
Depositary and the
Company,
notwithstanding any
notice to the
contrary, may treat the
person in
whose name this Receipt
is registered
on the books of the
Depositary as the
absolute owner hereof for
the
purpose of determining
the person
entitled to distribution
of dividends
or other distributions or
to any notice
provided for in the
Deposit
Agreement or for all
other purposes
and neither the
Depositary nor the
Company shall have any
obligation
or be subject to any
liability under
the Deposit Agreement to
any holder
of American Depositary
Shares
unless such holder is the
Owner
hereof.
10.	VALIDITY OF
RECEIPT.
This Receipt shall not be
entitled to
any benefits under the
Deposit
Agreement or be valid or
obligatory
for any purpose, unless
this Receipt
shall have been executed
by the
Depositary by the manual
signature
of a duly authorized
signatory of the
Depositary provided,
however, that
such signature may be a
facsimile if a
Registrar for the
Receipts shall have
been appointed and such
Receipts
are countersigned by the
manual or
facsimile signature of a
duly
authorized officer of the
Registrar.
11.	REPORTS INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the
periodic reporting
requirements of
the Securities Exchange
Act of 1934
and, accordingly, files
certain reports
with the Commission.
Such reports
and communications will
be available
for inspection and
copying by
Owners and Holder at the
public
reference facilities
maintained by the
Commission located at 100
F Street,
N.E., Washington, D.C.
20549.
The Depositary will make
available
for inspection by Owners
at its
Corporate Trust Office
any reports,
notices and other
communications,
including any proxy
soliciting
material, received from
the Company
which are both a received
by the
Depositary, the
Custodian, or a
nominee of either as the
holder of the
Deposited Securities and
b generally
made available to the
holders of such
Deposited Securities by
the
Company.  The Depositary
will also
send to Owners of
Receipts copies of
reports, notices and
communications
furnished by the Company
pursuant
to the Deposit Agreement.
The Depositary will keep
books, at
its Corporate Trust
Office, for the
registration of American
Depositary
Shares and transfers of
American
Depositary Shares which
at all
reasonable times shall be
open for
inspection by the Owners
of Receipts
provided that such
inspection shall
not be for the purpose of
communicating with Owners
of
Receipts in the interest
of a business
or object other than the
business of
the Company or a matter
related to
the Deposit Agreement or
the
American Depositary
Shares.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
or the
Custodian receives any
cash
dividend or other cash
distribution
on any Deposited
Securities, the
Depositary will, or will
cause its
agent, as promptly as
practicable
after its receipt of such
dividend or
distribution unless
otherwise
prohibited or prevented
by law, if at
the time of receipt
thereof any
amounts received in a
foreign
currency can in the
judgment of the
Depositary be converted
on a
reasonable basis into
United States
dollars transferable to
the United
States, and subject to
the Deposit
Agreement, convert such
dividend or
distribution into Dollars
and will
distribute the amount
thus received
net of the fees and
expenses of the
Depositary as provided in
Article 7
hereof and Section 5.9 of
the
Deposit Agreement to the
Owners
entitled thereto
provided, however,
that in the event that
the Company or
an agent of the Company
or the
Depositary is required to
withhold
and does withhold from
any cash
dividend or other cash
distribution in
respect of any Deposited
Securities
an amount on account of
taxes or
other governmental
charges, the
amount distributed to the
Owners of
the American Depositary
Shares
representing such
Deposited
Securities shall be
reduced
accordingly.
Subject to the provisions
of
Sections 4.11 and 5.9 of
the Deposit
Agreement, whenever the
Depositary
receives any distribution
other than a
distribution described in
Section 4.1,
4.3 or 4.4 of the Deposit
Agreement,
the Depositary will cause
the
securities or property
received by it
to be distributed to the
Owners
entitled thereto, as of
the record date
fixed pursuant to Section
4.6 of the
Deposit Agreement, in
proportion to
the number of American
Depositary
Shares representing such
Deposited
Securities held by them
respectively,
in any manner that the
Depositary
may reasonably deem
equitable and
practicable for
accomplishing such
distribution provided,
however, that
if in the opinion of the
Depositary
such distribution cannot
be made
proportionately among the
Owners
entitled thereto, or if
for any other
reason including, but not
limited to,
any requirement that the
Company or
an agent of the Company
or the
Depositary withhold an
amount on
account of taxes or other
governmental charges or
that such
securities must be
registered under
the Securities Act of
1933 in order to
be distributed to Owners
the
Depositary deems such
distribution
not to be feasible, the
Depositary
may adopt such method as
it may
reasonably deem equitable
and
practicable for the
purpose of
effecting such
distribution,
including, but not
limited to, the
public or private sale of
the securities
or property thus
received, or any part
thereof, and the net
proceeds of any
such sale net of the fees
and
expenses of the
Depositary as
provided in Article 7
hereof and
Section 5.9 of the
Deposit
Agreement and any
expenses in
connection with such sale
will be
distributed by the
Depositary to the
Owners entitled thereto
as in the case
of a distribution in cash
pursuant to
Section 4.1 of the
Deposit
Agreement.
If any distribution upon
any
Deposited Securities
consists of a
dividend in, or free
distribution of,
Shares, the Depositary
may deliver,
as promptly as
practicable, to the
Owners entitled thereto,
in
proportion to the number
of
American Depositary
Shares
representing such
Deposited
Securities held by them
respectively,
an aggregate number of
American
Depositary Shares
representing the
amount of Shares received
as such
dividend or free
distribution, subject
to the terms and
conditions of the
Deposit Agreement with
respect to
the deposit of Shares and
the
issuance of American
Depositary
Shares, including the
withholding of
any tax or other
governmental charge
as provided in Section
4.11 of the
Deposit Agreement and the
payment
of the fees of the
Depositary as
provided in Article 7
hereof and
Section 5.9 of the
Deposit
Agreement, and subject to
applicable
law.  In lieu of
delivering fractional
American Depositary
Shares in any
such case, the Depositary
will sell the
amount of Shares
represented by the
aggregate of such
fractions and
distribute the net
proceeds, all in the
manner and subject to the
conditions
described in Section 4.1
of the
Deposit Agreement.  If
additional
American Depositary
Shares are not
so delivered, each
American
Depositary Share shall
thenceforth
also represent the
additional Shares
distributed upon the
Deposited
Securities represented
thereby.  In
addition, the Depositary
may
withhold any delivery of
American
Depositary Shares under
this
Article 12 or Section 4.3
of the
Deposit Agreement if it
has not
received satisfactory
assurances from
the Company that such
distribution
does not require
registration under
the Securities Act of
1933 or is
exempt from registration
under the
provisions of such Act.
In the event that the
Depositary
determines that any
distribution in
property including Shares
and rights
to subscribe therefor is
subject to any
tax or other governmental
charge
which the Depositary is
obligated to
withhold, the Depositary
may by
public or private sale
dispose of all or
a portion of such
property including
Shares and rights to
subscribe
therefor in such amounts
and in such
manner as the Depositary
deems
necessary and practicable
to pay any
such taxes or charges,
and the
Depositary shall
distribute the net
proceeds of any such sale
after
deduction of such taxes
or charges to
the Owners of Receipts
entitled
thereto.
13.	RIGHTS.
In the event that the
Company shall
offer or cause to be
offered to the
holders of any Deposited
Securities
any rights to subscribe
for additional
Shares or any rights of
any other
nature, the Depositary,
after
consultation with the
Company, shall
have discretion as to the
procedure to
be followed in making
such rights
available to any Owners
or in
disposing of such rights
on behalf of
any Owners and making the
net
proceeds available to
such Owners
or, if by the terms of
such rights
offering or for any other
reason the
Depositary may not either
make such
rights available to any
Owners or
dispose of such rights
and make the
net proceeds available to
such
Owners, then the
Depositary shall
allow the rights to
lapse.  If at the
time of the offering of
any rights the
Depositary determines
that it is
lawful and feasible to
make such
rights available to all
or certain
Owners but not to other
Owners, the
Depositary may distribute
to any
Owner to whom it
determines the
distribution to be lawful
and feasible,
in proportion to the
number of
American Depositary
Shares held by
such Owner, warrants or
other
instruments therefor in
such form as
it deems appropriate.
In circumstances in which
rights
would otherwise not be
distributed,
if an Owner requests the
distribution
of warrants or other
instruments in
order to exercise the
rights allocable
to the American
Depositary Shares
representing the Shares
of such
Owner hereunder, the
Depositary
will promptly make such
rights
available to such Owner
upon written
notice from the Company
to the
Depositary that a the
Company has
elected in its sole
discretion to permit
such rights to be
exercised and
b such Owner has executed
such
documents as the Company
has
determined in its sole
discretion are
reasonably required under
applicable
law.
If the Depositary has
distributed
warrants or other
instruments for
rights to all or certain
Owners, then
upon instruction from
such an Owner
pursuant to such warrants
or other
instruments to the
Depositary from
such Owner to exercise
such rights,
upon payment by such
Owner to the
Depositary for the
account of such
Owner of an amount equal
to the
purchase price of the
Shares to be
received upon the
exercise of the
rights, and upon payment
of the fees
of the Depositary and any
other
charges as set forth in
such warrants
or other instruments, the
Depositary
shall, on behalf of such
Owner,
unless otherwise agreed
by the
Company and the
Depositary,
exercise the rights and
purchase the
Shares, and the Company
shall cause
the Shares so purchased
to be
delivered to the
Depositary on behalf
of such Owner.  As agent
for such
Owner, the Depositary
will cause the
Shares so purchased to be
deposited
pursuant to Section 2.2
of the
Deposit Agreement, and
shall,
pursuant to Section 2.3
of the
Deposit Agreement,
deliver
American Depositary
Shares to such
Owner.  In the case of a
distribution
pursuant to the second
paragraph of
this Article 13, such
Shares shall be
deposited and depositary
shares
representing such Shares
shall be
delivered under a
separate deposit
agreement to be entered
into
between the Company and
the
Depositary providing from
the
issuance of depositary
receipts
subject to appropriate
restrictions on
deposit and withdrawal of
Shares
and transfers of such
depositary
receipts as required by
United States
securities laws.
If the Depositary
determines in its
discretion that it is not
lawful or
feasible to make such
rights available
to all or certain Owners,
it will, after
notice to the Company,
use
reasonable efforts to,
sell the rights,
warrants or other
instruments, if a
market is available
therefor, in
proportion to the number
of
American Depositary
Shares held by
the Owners to whom it has
determined it may not
lawfully or
feasibly make such rights
available
the Depositary will
allocate the net
proceeds of such sales
net of the fees
and expenses of the
Depositary as
provided in Section 5.9
of the
Deposit Agreement, any
expenses in
connection with such sale
and all
taxes and governmental
charges
payable in connection
with such
rights and subject to the
terms and
conditions of the Deposit
Agreement
for the account of such
Owners
otherwise entitled to
such rights,
warrants or other
instruments, upon
an averaged or other
practical basis
without regard to any
distinctions
among such Owners because
of
exchange restrictions or
the date of
delivery of any American
Depositary
Shares or otherwise.
If a registration
statement under the
Securities Act of 1933 is
required
with respect to the
securities to
which any rights relate
in order for
the Company to offer such
rights to
Owners and sell the
securities
represented by such
rights, the
Depositary will not offer
such rights
to Owners having an
address in the
United States as defined
in
Regulation S unless and
until such a
registration statement is
in effect, or
unless the offer and sale
of such
securities and such
rights to such
Owners are exempt from
registration
under the provisions of
such Act.
The Depositary shall not
be
responsible for any
failure to
determine that it may be
lawful or
feasible to make such
rights available
to Owners in general or
any Owner
in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
shall
receive Foreign Currency,
by way of
dividends or other
distributions or
the net proceeds from the
sale of
securities, property or
rights, and if at
the time of the receipt
thereof the
Foreign Currency so
received can, in
the judgment of the
Depositary, be
converted on a reasonable
basis into
Dollars and the resulting
Dollars
transferred to the United
States, the
Depositary shall convert
or cause to
be converted as promptly
as
practicable, by sale or
in any other
manner that it may
determine, in
accordance with
applicable law, such
Foreign Currency into
Dollars, and
such Dollars shall be
distributed as
promptly as practicable
to the
Owners entitled thereto
or, if the
Depositary shall have
distributed any
rights, warrants or other
instruments
which entitle the holders
thereof to
such Dollars, then to the
holders of
such rights, warrants
andor
instruments upon
surrender thereof
for cancellation.  Such
distribution or
conversion may be made
upon an
averaged or other
practicable basis
without regard to any
distinctions
among Owners on account
of
exchange restrictions,
the date of
delivery of any American
Depositary
Shares or otherwise and
shall be net
of any expenses of
conversion into
Dollars incurred by the
Depositary as
provided in Section 5.9
of the
Deposit Agreement.
If such conversion or
distribution can
be effected only with the
approval or
license of any government
or agency
thereof, the Depositary
shall file as
promptly as practicable
such
application for approval
or license, if
any, as it may deem
desirable
provided, however, that
the
Depositary will be
entitled to rely
upon French local counsel
in such
matters, which counsel
will be
instructed to act as
promptly as
possible.
If at any time Foreign
Currency
received by the
Depositary is not, in
the judgment of the
Depositary,
convertible, in whole or
in part, on a
reasonable basis into
Dollars
transferable to the
United States, or
if any approval or
license of any
government or agency
thereof which
is required for such
conversion is
denied or in the opinion
of the
Depositary cannot be
promptly
obtained, the Depositary
will, a as to
that portion of the
Foreign Currency
that is convertible into
Dollars, make
such conversion and, if
permitted by
applicable law, transfer
such Dollars
to the United States for
distribution
to Owners in accordance
with the
first paragraph of
Section 4.5 of the
Deposit Agreement and b
as to the
nonconvertible balance,
if any, i if
requested in writing by
an Owner,
distribute or cause the
Custodian to
distribute the Foreign
Currency or an
appropriate document
evidencing the
right to receive such
Foreign
Currency received by the
Depositary
or Custodian to such
Owner and
ii the Depositary will
hold or will
cause the Custodian to
hold any
amounts of nonconvertible
Foreign
Currency not distributed
pursuant to
the immediate preceding
subclause
i uninvested and without
liability for
interest thereon for the
respective
accounts of the Owners
entitled to
receive the same.
15.	RECORD DATES.
Whenever any cash
dividend or other
cash distribution shall
become
payable or any
distribution other than
cash shall be made, or
whenever
rights shall be issued
with respect to
the Deposited Securities,
or
whenever for any reason
the
Depositary causes a
change in the
number of Shares that are
represented by each
American
Depositary Share, or
whenever the
Depositary shall receive
notice of any
meeting of holders of
Shares or other
Deposited Securities, or
whenever
the Depositary finds it
necessary or
convenient in respect of
any matter,
the Depositary shall fix
a record
date, which shall, to the
extent
practicable, be the same
as any
record date established
by the
Company in respect of the
Shares, a
for the determination of
the Owners
who shall be i entitled
to receive such
dividend, distribution or
rights, or
the net proceeds of the
sale thereof,
or ii entitled to give
instructions for
the exercise of voting
rights at any
such meeting, or b for
fixing the date
on or after which each
American
Depositary Share will
represent the
changed number of Shares,
subject to
the terms and conditions
of the
Deposit Agreement.
16.	VOTING OF
DEPOSITED SECURITIES.
Upon receipt of notice of
any
meeting of holders of
Shares or other
Deposited Securities, the
Depositary
shall, as soon as
practicable
thereafter, mail to the
Owners i a
summary in English of the
notice of
such meeting sent by the
Company
to the Depositary
pursuant to Section
5.06 of the Deposit
Agreement, ii a
statement that the Owners
as of the
close of business on a
record date
established by the
Depositary
pursuant to Section 4.06
of that
Agreement will be
entitled, subject
to any applicable
provisions of
French law, the statuts
of the
Company and the Deposited
Securities which
provisions, if any,
including any applicable
provisions
relating to double voting
rights, will
be summarized in
pertinent part in
such statement, to
exercise the voting
rights, if any,
pertaining to the Shares
or other Deposited
Securities
represented by such
Owners
American Depositary
Shares, iii
summaries in English of
any
materials or other
documents
provided by the Company
for the
purpose of enabling such
Owner to
exercise such voting
rights and iv a
statement as to the
manner in which
such instructions may be
given to the
Depositary, including a
statement as
to the manner in which
Shares with
respect to which the
Depositary does
not receive properly
completed
voting instructions or
receives a
blank proxy will be
voted, and
setting forth the date
established by
the Depositary for the
receipt of such
instructions the
Instruction Date.
Voting rights may be
exercised only
in respect of five
American
Depositary Shares or
integral
multiples thereof subject
to
appropriate proportional
adjustment
in the event of a stock
split,
reclassification or other
similar event.
The Company has advised
the
Depositary that, in
accordance with
French Company law and
the statuts
of the Company, Shares
that have
been registered in the
name of the
same holder for at least
two years
will be entitled to
double voting
rights.  Similarly,
American
Depositary Shares that
have been
held of record by the
same Owner
for two years or more and
representing Shares in
registered
form for two years or
more will be
entitled to double voting
rights.  No
other American Depositary
Shares
will be entitled to
double voting
rights.  Therefore, in
order to be
eligible for double
voting rights, each
holder of American
Depositary
Shares must i request
that the
Depositary hold Shares in
registered
form as provided in
Section 2.2 of
the Deposit Agreement and
ii hold
American Depositary
Shares of
record i.e., as the
Owner. All
American Depositary
Shares will
represent Shares in
bearer form
unless the holder
notifies the
Depositary that it
requests Shares in
registered form. For
purposes of
determining whether
American
Depositary shares are
entitled to
double voting rights,
upon a sale or
other disposition of
American
Depositary Shares by an
Owner,
unless otherwise
specified by such
Owner, the Depositary
shall presume
that the most recently
acquired
American Depositary
Shares are
being sold or otherwise
disposed of
by such Owner.
Upon receipt by the
Depositary of
properly completed voting
instructions from an
Owner of
American Depositary
Shares on or
before the Instruction
Date, the
Depositary will endeavor,
insofar as
practicable and permitted
under any
applicable provisions of
French law,
the statuts of the
Company and the
Deposited Securities, to,
in its
discretion, either vote
the number of
Deposited Securities
represented by
those American Depositary
Shares in
accordance with any
nondiscretionary
instructions set
forth in such request or
forward such
instructions to the
Custodian and
direct the Custodian to
vote that
number of Deposited
Securities in
accordance with any
nondiscretionary
instructions set
forth in such request.
The
Depositary will not vote
or attempt
to exercise the right to
vote that
attaches to the Shares or
other
Deposited Securities
other than in
accordance with
instructions
received from Owners or
in
accordance with the
statement
referred to in clause iv
of the first
sentence of Section 4.7
of the
Deposit Agreement as to
the manner
in which Shares with
respect to
which the Depositary does
not
receive properly
completed voting
instructions or receives
a blank proxy
will be voted.
There can be no assurance
that
Owners generally or any
Owner in
particular will receive
the notice
described in the first
paragraph of
Section 4.7 of the
Deposit
Agreement sufficiently
prior to the
Instruction Date to
ensure that the
Depositary will vote the
Shares or
Deposited Securities in
accordance
with the preceding
paragraph of that
Section 4.7.
The Depositary will take
no action to
impair the ability of the
Custodian to
vote the number of Shares
including
Shares held by the
Depositary in
registered form which may
be
entitled to double voting
rights
pursuant to Section 4.7
of the
Deposit Agreement
necessary to
carry out the voting
instructions of
all Owners.

17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
In circumstances where
the
provisions of Section 4.3
of the
Deposit Agreement do not
apply,
upon any change in
nominal or par
value, splitup,
consolidation, or any
other reclassification of
Deposited
Securities, or upon any
recapitalization,
reorganization,
merger or consolidation,
or sale of
assets affecting the
Company or to
which it is a party, any
securities
which shall be received
by the
Depositary or a Custodian
in
exchange for or in
conversion of or in
respect of Deposited
Securities shall
be treated as new
Deposited
Securities under the
Deposit
Agreement, and American
Depositary Shares shall
thenceforth
represent the new
Deposited
Securities so received in
exchange or
conversion, unless
additional
Receipts are delivered
pursuant to
the following sentence.
In any such
case the Depositary may,
and will if
the Company so requests,
execute
and deliver additional
Receipts as in
the case of a
distribution in Shares,
or call for the surrender
of
outstanding Receipts to
be
exchanged for new
Receipts
specifically describing
such new
Deposited Securities.
Immediately
upon the occurrence of
any such
change, conversion or
exchange
covered by this Section
in respect of
the Deposited Securities,
the
Company shall notify the
Depositary
in writing of such
occurrence and, as
soon as practicable after
receipt of
such notice from the
Company, the
Depositary shall give
notice thereof
in writing to all Owners.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary
nor the
Company nor any of their
respective
directors, employees,
agents or
controlling persons as
defined under
the Securities Act of
1933 shall incur
any liability to any
Owner or Holder,
if by reason of any
provision of any
present or future law or
regulation of
the United States, The
Republic of
France or any other
country, or of
any other governmental or
regulatory
authority or stock
exchange, or by
reason of any provision,
present or
future, of the statuts of
the
Company, or by reason of
any act of
God or war or other
circumstance
beyond its control, the
Depositary or
the Company shall be
prevented or
forbidden from or be
subject to any
civil or criminal penalty
on account
of doing or performing
any act or
thing which by the terms
of the
Deposit Agreement it is
provided
shall be done or
performed nor shall
the Depositary or the
Company incur
any liability to any
Owner or Holder
by reason of any
nonperformance or
delay, caused as
aforesaid, in the
performance of any act or
thing
which by the terms of the
Deposit
Agreement it is provided
shall or
may be done or performed,
or by
reason of any exercise
of, or failure
to exercise, any
discretion provided
for in the Deposit
Agreement or the
statuts of the Company.
Where, by
the terms of a
distribution pursuant
to Sections 4.1, 4.2 or
4.3 of the
Deposit Agreement, or an
offering or
distribution pursuant to
Section 4.4
of the Deposit Agreement,
or for any
other reason, the
Depositary is
prevented or prohibited
from making
such distribution or
offering available
to Owners, and the
Depositary is
prevented or prohibited
from
disposing of such
distribution or
offering on behalf of
such Owners
and making the net
proceeds
available to such Owners,
then the
Depositary, after
consultation with
the Company, shall not
make such
distribution or offering,
and shall
allow any rights, if
applicable, to
lapse.  Neither the
Company nor the
Depositary assumes any
obligation or
shall be subject to any
liability under
the Deposit Agreement to
Owners or
Holders, except that they
agree to
perform their obligations
specifically
set forth in the Deposit
Agreement
without negligence or bad
faith.  The
Depositary shall not be
subject to any
liability with respect to
the validity
or worth of the Deposited
Securities.
Neither the Depositary
nor the
Company shall be under
any
obligation to appear in,
prosecute or
defend any action, suit,
or other
proceeding in respect of
any
Deposited Securities or
in respect of
the American Depositary
Shares,
which in its opinion may
involve it in
expense or liability,
unless indemnity
satisfactory to it
against all expense
and liability shall be
furnished as
often as may be required,
and the
Custodian shall not be
under any
obligation whatsoever
with respect to
such proceedings, the
responsibility
of the Custodian being
solely to the
Depositary.  Neither the
Depositary
nor the Company shall be
liable for
any action or nonaction
by it in
reliance upon the advice
of or
information from legal
counsel,
accountants, any person
presenting
Shares for deposit, any
Owner or
Holder, or any other
person believed
by it in good faith to be
competent to
give such advice or
information.  The
Depositary shall not be
responsible
for any failure to carry
out any
instructions to vote any
of the
Deposited Securities, for
the manner
in which any such vote is
cast or the
effect of any such vote,
provided, in
each case, that any such
action or
nonaction is in good
faith.  The
Depositary shall not be
responsible
for the compliance or
noncompliance
of any Owner or Holder
with the
provisions of Section 3.4
of the
Deposit Agreement or for
the
accuracy or completeness
of any
disclosure received from
any Owner
or Holder pursuant to
Section 3.4 or
Section 3.5 of the
Deposit
Agreement.  The
Depositary shall not
be liable for any acts or
omissions
made by a successor
depositary
whether in connection
with a
previous act or omission
of the
Depositary or in
connection with a
matter arising wholly
after the
removal or resignation of
the
Depositary, provided that
in
connection with the issue
out of
which such potential
liability arises,
the Depositary performed
its
obligations without
negligence or
bad faith while it acted
as
Depositary.
No disclaimer of
liability under the
Securities Act of 1933 is
intended by
any provision of the
Deposit
Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
The Depositary may at any
time
resign as Depositary
hereunder by
written notice of its
election so to do
delivered to the Company,
such
resignation to take
effect  upon the
appointment of a
successor
depositary and its
acceptance of such
appointment as provided
in the
Deposit Agreement.  The
Depositary
may at any time be
removed by the
Company by written notice
of such
removal, effective upon
the
appointment of a
successor
depositary and its
acceptance of such
appointment as provided
in the
Deposit Agreement.
Whenever the
Depositary in its
discretion
determines that it is in
the best
interest of the Owners of
Receipts to
do so, it may appoint a
substitute or
additional custodian or
custodians.
20.	AMENDMENT.
The form of the Receipts
and any
provisions of the Deposit
Agreement
may at any time and from
time to
time be amended by
agreement
between the Company and
the
Depositary without the
consent of
the Owners in any respect
which
they may deem necessary
or
desirable.  Any amendment
which
shall impose or increase
any fees or
charges other than taxes
and other
governmental charges,
charges
incurred in connection
with the
conversion of Foreign
Currency
pursuant to Section 4.5
of the
Deposit Agreement and in
connection with
compliance with
foreign exchange
regulations,
registration fees and
cable, telex or
facsimile transmission
costs, delivery
costs or other such
expenses, or
which shall otherwise
prejudice any
substantial existing
right of Owners,
shall, however, not
become effective
as to outstanding
American
Depositary Shares until
the
expiration of 30 days
after notice of
such amendment shall have
been
given to the Owners of
outstanding
Receipts.  Every Owner
and Holder
of American Depositary
Shares at the
time any amendment so
becomes
effective shall be
deemed, by
continuing to hold such
American
Depositary Shares, to
consent and
agree to such amendment
and to be
bound by the Deposit
Agreement as
amended thereby.  In no
event shall
any amendment impair the
right of
the Owner of any Receipt
to
surrender such Receipt
and receive
therefor the Deposited
Securities
represented thereby
except in order
to comply with mandatory
provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary at any
time at the
direction of the Company,
shall
terminate the Deposit
Agreement by
mailing notice of such
termination to
the Owners of all
American
Depositary Shares then
outstanding
at least 90 days prior to
the date
fixed in such notice for
such
termination.  The
Depositary may
likewise terminate the
Deposit
Agreement by mailing
notice of such
termination to the
Company and the
Owners, such termination
to be
effective on a date
specified in such
notice not less than 30
days after the
date thereof, if at any
time 60 days
shall have expired after
the
Depositary shall have
delivered to
the Company a written
notice of its
election to resign and a
successor
depositary shall not have
been
appointed and accepted
its
appointment as provided
in the
Deposit Agreement.  On
and after
the date of termination,
the Owner
of American Depositary
Shares will,
upon a surrender of such
American
Depositary Shares, b
payment of the
fee of the Depositary for
the
surrender of American
Depositary
Shares referred to in
Section 2.5 of
the Deposit Agreement,
and c
payment of any applicable
taxes or
governmental charges, be
entitled to
delivery, to the Owner or
upon the
Owners order, of the
amount of
Deposited Securities
represented by
those American Depositary
Shares.
If any American
Depositary Shares
shall remain outstanding
after the
date of termination, the
Depositary
thereafter shall
discontinue the
registration of transfers
of American
Depositary Shares, shall
suspend the
distribution of dividends
to the
Owners thereof, and shall
not give
any further notices or
perform any
further acts under the
Deposit
Agreement, except that
the
Depositary shall continue
to collect
dividends and other
distributions
pertaining to Deposited
Securities,
shall sell rights and
other property as
provided in the Deposit
Agreement,
and shall continue to
deliver
Deposited Securities,
together with
any dividends or other
distributions
received with respect
thereto and the
net proceeds of the sale
of any rights
or other property, upon
surrender of
American Depositary
Shares after
deducting, in each case,
the fee of
the Depositary for the
surrender of a
American Depositary
Shares, any
expenses for the account
of the
Owner of such American
Depositary
Shares in accordance with
the terms
and conditions of the
Deposit
Agreement, and any
applicable taxes
or governmental charges.
At any
time after the expiration
of one year
from the date of
termination, the
Depositary may sell the
Deposited
Securities then held
under the
Deposit Agreement and may
thereafter hold
uninvested the net
proceeds of any such
sale, together
with any other cash then
held by it
thereunder, unsegregated
and
without liability for
interest, for the
pro rata benefit of the
Owners of
American Depositary
Shares that
have not theretofore been
surrendered, such Owners
thereupon
becoming general
creditors of the
Depositary with respect
to such net
proceeds.  After making
such sale,
the Depositary shall be
discharged
from all obligations
under the
Deposit Agreement, except
to
account for such net
proceeds and
other cash after
deducting, in each
case, the fee of the
Depositary for
the surrender of a
American
Depositary Shares, any
expenses for
the account of the Owner
of such
American Depositary
Shares in
accordance with the terms
and
conditions of the Deposit
Agreement, and any
applicable taxes
or governmental charges
and except
as provided in Section
5.8 of the
Deposit Agreement.  Upon
the
termination of the
Deposit
Agreement, the Company
shall be
discharged from all
obligations under
the Deposit Agreement
except for its
obligations to the
Depositary with
respect to
indemnification, charges,
and expenses.
22.	DISCLOSURE OF
INTERESTS
Notwithstanding any other
provision
of the Deposit Agreement,
each
Owner and Holder agrees
to comply
with the Companys
statuts, as they
may be amended from time
to time,
and the laws of The
Republic of
France with respect to
the disclosure
requirements regarding
ownership of
Shares, all as if the
Receipts were the
Shares represented
thereby, which
disclosure requirements,
as of the
date of the Deposit
Agreement, are
summarized therein.
23.	DTC DIRECT
REGISTRATION SYSTEM AND
PROFILE MODIFICATION
SYSTEM.
a	Notwithstanding the
provisions of
Section 2.4 of the
Deposit
Agreement, the parties
acknowledge
that the Direct
Registration System
DRS and Profile
Modification
System Profile shall
apply to
uncertificated American
Depositary
Shares upon acceptance
thereof to
DRS by DTC.  DRS is the
system
administered by DTC
pursuant to
which the Depositary may
register
the ownership of
uncertificated
American Depositary
Shares, which
ownership shall be
evidenced by
periodic statements
issued by the
Depositary to the Owners
entitled
thereto.  Profile is a
required feature
of DRS which allows a DTC
participant, claiming to
act on behalf
of an Owner, to direct
the
Depositary to register a
transfer of
those American Depositary
Shares to
DTC or its nominee and to
deliver
those American Depositary
Shares to
the DTC account of that
DTC
participant without
receipt by the
Depositary of prior
authorization
from the Owner to
register such
transfer.
b	In connection with
and in
accordance with the
arrangements
and procedures relating
to
DRSProfile, the parties
understand
that the Depositary will
not verify,
determine or otherwise
ascertain that
the DTC participant which
is
claiming to be acting on
behalf of an
Owner in requesting
registration of
transfer and delivery
described in
subsection a has the
actual authority
to act on behalf of the
Owner
notwithstanding any
requirements
under the Uniform
Commercial
Code.  For the avoidance
of doubt,
the provisions of
Sections 5.3 and
5.8 of the Deposit
Agreement shall
apply to the matters
arising from the
use of the DRS.  The
parties agree
that the Depositarys
reliance on and
compliance with
instructions
received by the
Depositary through
the DRSProfile System and
in
accordance with the
Deposit
Agreement, shall not
constitute
negligence or bad faith
on the part of
the Depositary.

EMM8865251